99.1 Schedules showing the effect on operating income, research and development expenses, depreciation and amortization, and Adjusted EBITDA resulting from changes in reportable segments for quarterly periods of 2013, full year 2013, and full year 2012.

Three months ended March 31, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$42,908	($966)	($4,386)	$37,556
Albany Engineered Composites (AEC)	(2,063)	(400)	(1,940)	(4,403)
Research expenses	(6,991)	-	6,991	-
Corporate expenses	(11,336)	1,366	(665)	(10,635)
Operating income/(loss)	$22,518	$-	$-	$22,518

Three months ended June 30, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$20,699	($1,063)	($4,815)	$14,821
Albany Engineered Composites (AEC)	(1,825)	(346)	(2,507)	(4,678)
Research expenses	(7,673)	-	7,673	-
Corporate expenses	(14,714)	1,409	(351)	(13,656)
Operating income/(loss)	($3,513)	$-	$-	($3,513)

Three months ended September 30, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$33,196	($1,144)	($4,142)	$27,910
Albany Engineered Composites (AEC)	(572)	(505)	(2,874)	(3,951)
Research expenses	(7,418)	-	7,418	-
Corporate expenses	(11,951)	1,649	(402)	(10,704)
Operating income/(loss)	$13,255	$-	$-	$13,255

Three months ended December 31, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$39,895	($820)	($4,992)	$34,083
Albany Engineered Composites (AEC)	1,486	(114)	(2,744)	(1,372)
Research expenses	(8,138)	-	8,138	-
Corporate expenses	(13,412)	934	(402)	(12,880)
Operating income/(loss)	$19,831	$-	$-	$19,831

Six months ended June 30, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$63,607	($2,029)	($9,201)	$52,377
Albany Engineered Composites (AEC)	(3,888)	(746)	(4,447)	(9,081)
Research expenses	(14,664)	-	14,664	-
Corporate expenses	(26,050)	2,775	(1,016)	(24,291)
Operating income/(loss)	$19,005	$-	$-	$19,005

Nine months ended September 30, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$96,803	($3,173)	($13,343)	$80,287
Albany Engineered Composites (AEC)	(4,460)	(1,251)	(7,321)	(13,032)
Research expenses	(22,082)	-	22,082	-
Corporate expenses	(38,001)	4,424	(1,418)	(34,995)
Operating income/(loss)	$32,260	$-	$-	$32,260

Year ended December 31, 2013
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$136,698	($3,993)	($18,335)	$114,370
Albany Engineered Composites (AEC)	(2,974)	(1,365)	(10,065)	(14,404)
Research expenses	(30,220)	-	30,220	-
Corporate expenses	(51,413)	5,358	(1,820)	(47,875)
Operating income/(loss)	$52,091	$-	$-	$52,091

Year ended December 31, 2012
(in thousands)	As previously reported	Reclassify long-term incentive compensation	Reclassify Research and development expenses	Totals after segment change
Operating income/(loss)
Machine Clothing (MC)	$163,873	($2,830)	($17,685)	$143,358
Albany Engineered Composites (AEC)	(840)	(1,389)	(8,689)	(10,918)
Research expenses	(27,616)	-	27,616	-
Corporate expenses - pension settlement	(119,735)	-	-	(119,735)
Corporate expenses - other	(59,818)	4,219	(1,242)	(56,841)
Operating income/(loss)	($44,136)	$2,830	$-	($44,136)

Research and development expenses by segment:

Three months ended

(in thousands)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Research and development expenses
Machine Clothing	$4,386	$4,815	$4,142	$4,992
Albany Engineered Composites	1,940	2,507	2,874	2,744
Corporate expenses	665	351	402	402
Total	$6,991	$7,673	$7,418	$8,138

Year to date periods ended

(in thousands)	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012
Research and development expenses
Machine Clothing	$9,201	$13,343	$18,335	$17,685
Albany Engineered Composites	4,447	7,321	10,065	8,689
Corporate expenses	1,016	1,418	1,820	1,242
Total	$14,664	$22,082	$30,220	$27,616

Depreciation and amortization expense tables

Three months ended March 31, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$11,561	$309	$11,870
Albany Engineered Composites	1,701	30	1,731
Research expenses	339	(339)	-
Corporate expenses and other	2,273	-	2,273
Total	$15,874	$-	$15,874

Three months ended June 30, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$11,479	$330	$11,809
Albany Engineered Composites	1,874	190	2,064
Research expenses	520	(520)	-
Corporate expenses and other	2,208	-	2,208
Total	$16,081	$-	$16,081

Three months ended September 30, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$11,084	$320	$11,404
Albany Engineered Composites	2,009	290	2,299
Research expenses	610	(610)	-
Corporate expenses and other	2,094	-	2,094
Total	$15,797	$-	$15,797

Three months ended December 31, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$11,113	$325	$11,438
Albany Engineered Composites	2,056	310	2,366
Research expenses	635	(635)	-
Corporate expenses and other	2,233		2,233
Total	$16,037	$-	$16,037

Six months ended June 30, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$23,040	$639	$23,679
Albany Engineered Composites	3,575	220	3,795
Research expenses	859	(859)	-
Corporate expenses and other	4,481	-	4,481
Total	$31,955	$-	$31,955

Nine months ended September 30, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$34,124	$959	$35,083
Albany Engineered Composites	5,584	510	6,094
Research expenses	1,469	(1,469)	-
Corporate expenses and other	6,575	-	6,575
Total	$47,752	$-	$47,752

Year ended December 31, 2013
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$45,237	$1,284	$46,521
Engineered Composites	7,640	820	8,460
Research expenses	2,104	(2,104)	-
Corporate and other	8,808	-	8,808
Total	$63,789	$-	$63,789

Year ended December 31, 2012
(in thousands)	As previously reported	Reclassify Research and development expenses	Totals after segment change
Depreciation and amortization expense
Machine Clothing	$46,843	$1,209	$48,052
Engineered Composites	5,920	43	5,963
Research expenses	1,252	(1,252)	-
Corporate and other	9,052	-	9,052
Total	$63,067	$-	$63,067

Adjusted EBITDA tables

Three months ended March 31, 2013, as previously reported					Three months ended March 31, 2013, after segment change
(in thousands)	MC	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$42,908	($2,063)	($29,334)	$11,511	$37,556	($4,403)	($21,642)	$11,511
Loss/(income) from discontinued operations	-	-	-	-	-	-	-	-
Interest expense, net	-	-	4,025	4,025	-	-	4,025	4,025
Income tax (benefit)/expense	-	-	6,248	6,248	-	-	6,248	6,248
Depreciation and amortization	11,561	1,701	2,612	15,874	11,870	1,731	2,273	15,874
EBITDA	54,469	(362)	(16,449)	37,658	49,426	(2,672)	(9,096)	37,658
Restructuring and other, net	193	443	-	636	193	443	-	636
Foreign currency revaluation losses/(gains)	(743)	-	11	(732)	(743)	-	11	(732)
Gain on sale of former manufacturing facility	-	-	(3,763)	(3,763)	-	-	(3,763)	(3,763)
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$53,919	$81	($20,201)	$33,799	$48,876	($2,229)	($12,848)	$33,799

Three months ended June 30, 2013, as previously reported					Three months ended June 30, 2013, after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$20,699	($1,825)	($26,253)	($7,379)	$14,821	($4,678)	($17,522)	($7,379)
Loss/(income) from discontinued operations	-	-	351	351	-	-	351	351
Interest expense, net	-	-	3,547	3,547	-	-	3,547	3,547
Income tax (benefit)/expense	-	-	(2,243)	(2,243)	-	-	(2,243)	(2,243)
Depreciation and amortization	11,479	1,874	2,728	16,081	11,809	2,064	2,208	16,081
EBITDA	32,178	49	(21,870)	10,357	26,630	(2,614)	(13,659)	10,357
Restructuring and other, net	24,230	91	-	24,321	24,230	91	-	24,321
Foreign currency revaluation losses/(gains)	(452)	-	1,896	1,444	(452)	-	1,896	1,444
Gain on sale of former manufacturing facility	-	-	-	-	-	-	-	-
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$55,956	$140	($19,974)	$36,122	$50,408	($2,523)	($11,763)	$36,122

Three months ended September 30, 2013, as previously reported					Three months ended September 30, 2013, after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$33,196	($572)	($27,926)	$4,698	$27,910	($3,951)	($19,261)	$4,698
Loss/(income) from discontinued operations	-	-	-	-	-	-	-	-
Interest expense, net	-	-	3,484	3,484	-	-	3,484	3,484
Income tax (benefit)/expense	-	-	2,381	2,381	-	-	2,381	2,381
Depreciation and amortization	11,084	2,009	2,704	15,797	11,404	2,299	2,094	15,797
EBITDA	44,280	1,437	(19,357)	26,360	39,314	(1,652)	(11,302)	26,360
Restructuring and other, net	2,250	6	-	2,256	2,250	6	-	2,256
Foreign currency revaluation losses/(gains)	1,328	-	1,975	3,303	1,328	-	1,975	3,303
Gain on sale of former manufacturing facility	-	-	-	-	-	-	-	-
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$47,858	$1,443	($17,382)	$31,919	$42,892	($1,646)	($9,327)	$31,919

Three months ended December 31, 2013, as previously reported					Three months ended December 31, 2013, after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$39,895	$1,486	($32,553)	$8,828	$34,083	($1,372)	($23,883)	$8,828
Loss/(income) from discontinued operations	-	-	(305)	(305)	-	-	(305)	(305)
Interest expense, net	-	-	2,703	2,703	-	-	2,703	2,703
Income tax (benefit)/expense	-	-	6,986	6,986	-	-	6,986	6,986
Depreciation and amortization	11,113	2,056	2,868	16,037	11,438	2,366	2,233	16,037
EBITDA	51,008	3,542	(20,301)	34,249	45,521	994	(12,266)	34,249
Restructuring and other, net	(2,105)	-	-	(2,105)	(2,105)	-	-	(2,105)
Foreign currency revaluation losses/(gains)	163	41	1,348	1,552	163	41	1,348	1,552
Gain on sale of former manufacturing facility	-	-	-	-	-	-	-	-
Income attributable to noncontrolling interest in ASC	-	(141)	-	(141)	-	(141)	-	(141)
Adjusted EBITDA	$49,066	$3,442	($18,953)	$33,555	$43,579	$894	($10,918)	$33,555

Six months ended June 30, 2013, as previously reported					Six months ended June 30, 2013 after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$63,607	($3,888)	($55,587)	$4,132	$52,377	($9,081)	($39,164)	$4,132
Loss/(income) from discontinued operations	-	-	351	351	-	-	351	351
Interest expense, net	-	-	7,572	7,572	-	-	7,572	7,572
Income tax (benefit)/expense	-	-	4,005	4,005	-	-	4,005	4,005
Depreciation and amortization	23,040	3,575	5,340	31,955	23,679	3,795	4,481	31,955
EBITDA	86,647	(313)	(38,319)	48,015	76,056	(5,286)	(22,755)	48,015
Restructuring and other, net	24,423	534	-	24,957	24,423	534	-	24,957
Foreign currency revaluation losses/(gains)	(1,195)	-	1,907	712	(1,195)	-	1,907	712
Pension settlement charges	-	-	(3,763)	(3,763)	-	-	(3,763)	(3,763)
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$109,875	$221	($40,175)	$69,921	$99,284	($4,752)	($24,611)	$69,921

Nine months ended September 30, 2013, as previously reported					Nine months ended September 30, 2013 after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$96,803	($4,460)	($83,513)	$8,830	$80,287	($13,032)	($58,425)	$8,830
Loss/(income) from discontinued operations	-	-	351	351	-	-	351	351
Interest expense, net	-	-	11,056	11,056	-	-	11,056	11,056
Income tax (benefit)/expense	-	-	6,386	6,386	-	-	6,386	6,386
Depreciation and amortization	34,124	5,584	8,044	47,752	35,083	6,094	6,575	47,752
EBITDA	130,927	1,124	(57,676)	74,375	115,370	(6,938)	(34,057)	74,375
Restructuring and other, net	26,673	540	-	27,213	26,673	540	-	27,213
Foreign currency revaluation losses/(gains)	133	-	3,882	4,015	133	-	3,882	4,015
Pension settlement charges	-	-	(3,763)	(3,763)	-	-	(3,763)	(3,763)
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$157,733	$1,664	($57,557)	$101,840	$142,176	($6,398)	($33,938)	$101,840

Year ended December 31, 2013, as previously reported					Year ended December 31, 2013 after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$136,698	($2,974)	($116,066)	$17,658	$114,370	($14,404)	($82,308)	$17,658
Loss/(income) from discontinued operations	-	-	46	46	-	-	46	46
Interest expense, net	-	-	13,759	13,759	-	-	13,759	13,759
Income tax (benefit)/expense	-	-	13,372	13,372	-	-	13,372	13,372
Depreciation and amortization	45,237	7,640	10,912	63,789	46,521	8,460	8,808	63,789
EBITDA	181,935	4,666	(77,977)	108,624	160,891	(5,944)	(46,323)	108,624
Restructuring and other, net	24,568	540	-	25,108	24,568	540	-	25,108
Foreign currency revaluation losses/(gains)	296	41	5,230	5,567	296	41	5,230	5,567
Pension settlement charges	-	-	(3,763)	(3,763)	-	-	(3,763)	(3,763)
Income attributable to noncontrolling interest in ASC	-	(141)	-	(141)	-	(141)	-	(141)
Adjusted EBITDA	$206,799	$5,106	($76,510)	$135,395	$185,755	($5,504)	($44,856)	$135,395

Year ended December 31, 2012, as previously reported					Year ended December 31, 2012, after segment change
(in thousands)	Machine Clothing	AEC	Research and Unallocated	Total Company	Machine Clothing	AEC	Corporate expenses and other	Total Company
Net income	$163,873	($840)	($132,056)	$30,977	$143,358	($10,918)	($101,463)	$30,977
Loss/(income) from discontinued operations	-	-	(71,820)	(71,820)	-	-	(71,820)	(71,820)
Interest expense, net	-	-	16,601	16,601	-	-	16,601	16,601
Income tax (benefit)/expense	-	-	(27,523)	(27,523)	-	-	(27,523)	(27,523)
Depreciation and amortization	46,843	5,920	10,304	63,067	48,052	5,963	9,052	63,067
EBITDA	210,716	5,080	(204,494)	11,302	191,410	(4,955)	(175,153)	11,302
Restructuring and other, net	7,386	-	(325)	7,061	7,386	(325)	-	7,061
Foreign currency revaluation losses/(gains)	1,633	2	5,715	7,350	1,633	2	5,715	7,350
Pension settlement charges	-	-	119,735	119,735	-	-	119,735	119,735
Income attributable to noncontrolling interest in ASC	-	-	-	-	-	-	-	-
Adjusted EBITDA	$219,735	$5,082	($79,369)	$145,448	$200,429	($5,278)	($49,703)	$145,448